EXHIBIT 10.5

TCF FINANCIAL 2015 OMNIBUS INCENTIVE PLAN

PERFORMANCE-BASED RESTRICTED STOCK UNITS AWARD

AND NON-SOLICITATION / CONFIDENTIALITY AGREEMENT

PSU NO.  [X]

Employee Name:	[Name]

Target Number of PSUs:	[PSUs Granted]

Award Date:	[Date]

Closing Price on Award Date:	[Price]

Performance-Based Restricted Stock Units (“Performance Share Units” or “PSUs”) are hereby granted effective on the Award Date set forth above by TCF Financial Corporation (“TCF Financial” or the “Company”) to [Grantee] (the “Grantee”) (the “Award”).

WHEREAS, the Company has adopted the TCF Financial 2015 Omnibus Incentive Plan (the “Plan”) pursuant to which awards of PSUs may be granted; and

WHEREAS, the Independent Subcommittee (the “Independent Subcommittee”) of the Compensation, Nominating, and Corporate Governance Committee (the “Committee”) has determined that it is in the best interests of the Company and its stockholders to grant the award of PSUs provided for herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1.              Grant of PSUs.  Pursuant to Section 7.2 of the Plan, the Company hereby issues to the Grantee on the Award Date a target Award of the number of PSUs identified above (the “Grant”) in accordance with the terms and conditions set forth in this Award and the Plan. The number of PSUs that the Grantee actually earns for the Performance Period (up to a maximum of [MAXIMUM NUMBER]) will be determined by the level of achievement of the Performance Goals identified in this Award (the “Performance Goals”).  The PSUs will be a bookkeeping entry (the “PSU Account”), and each PSU represents the right to receive one Share. Capitalized terms that are used but not defined herein have the meaning ascribed to them in the Plan.  The Committee hereby designates this Award as a Qualified Performance-Based Award under the terms of the Plan.

2.              PSU Account.  The number of PSUs granted pursuant to this Award shall be credited to the Employee’s PSU Account.  Each PSU Account shall be maintained on the books of the Company until full payment of the balance thereof has been made to the Employee (or the Employee’s beneficiaries if the Employee is deceased) in accordance with Section 1 above. No funds shall be set aside or earmarked for any PSU Account, which shall be purely a bookkeeping device and all amounts credited to the PSU Account shall continue for all purposes to be part of the general assets of the Company.

3.              Consideration. The grant of the PSUs is made in consideration of the services to be rendered by the Grantee to the Company.

4.              Performance Period; Performance Goals; Vesting.

4.1                The Performance Period shall be [          ].

4.2                The Performance Goal is [          ].

4.3                Except as otherwise provided herein, provided that the Grantee remains in Continuous Service through the Performance Period, and further provided that the Performance Goals set forth in Section 4.2 have been satisfied, the PSUs will vest upon certification by the Committee that the Performance Goal has been achieved (the “Vesting Date”).  Once vested, the PSUs become “Vested Units.”  In the event that the Committee certifies that the Performance Goal is not achieved at the Threshold level or above, the Award shall be automatically forfeited.

4.4                Notwithstanding the foregoing, if the Grantee’s Continuous Service terminates for any reason at any time before the end of the Performance Period (other than as provided in Section 4.5), the Grantee’s unvested PSUs shall be automatically forfeited upon such termination of Continuous Service and neither the Company nor any Affiliate shall have any further obligations to the Grantee under this Award.

4.5                Notwithstanding the foregoing, if a Change in Control occurs and the Participant’s Continuous Service is terminated by the Company without Cause (other than for death or Disability) or by the Participant for Good Reason, in either case, within 12 months following the Change in Control, [          ]% of the Target Number of Performance-Based PSUs shall become immediately vested and the settlement of the PSUs pursuant to Section 7.1 shall be promptly made, but in no event later than thirty (30) days following such termination of Continuous Service.

4.6                [If the Performance Goal is relative to a peer group: The “Peer Group” shall consist of [          ].]

5.              Restrictions. Subject to any exceptions set forth in this Award or the Plan, during the period from the Award Date through and including the Vesting Date (the “Restricted Period”) and until such time as the PSUs are settled in accordance with Section 7, the PSUs or the rights relating thereto may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Grantee. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the PSUs or the rights relating thereto shall be wholly ineffective and, if any such attempt is made, the PSUs will be forfeited by the Grantee and all of the Grantee’s rights to such units shall immediately terminate without any payment or consideration by the Company.

6.              Rights as Stockholder; Dividend Equivalents.

6.1                The Grantee shall not have any rights of a stockholder with respect to the shares of Common Stock underlying the PSUs unless and until the PSUs vest and are settled by the issuance of such shares of Common Stock.

6.2                Upon and following the settlement of the PSUs pursuant to Section 7, the Grantee shall be the record owner of the shares of Common Stock issued in settlement of the vested PSUs unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a stockholder of the Company (including voting and dividend rights).

6.3                The Grantee shall not be entitled to any Dividend Equivalents with respect to the PSUs to reflect any dividends payable on shares of Common Stock.

7.              Settlement of PSUs.

7.1                Subject to Section 10 hereof, promptly following the Vesting Date, and in any event no later than March 15 of the calendar year following the calendar year in which such vesting occurs, the Company shall (a) issue and deliver to the Grantee the number of shares of Common Stock equal to the number of Vested Units; and (b) enter the Grantee’s name on the books of the Company as the stockholder of record with respect to the shares of Common Stock delivered to the Grantee.

7.2                If the Grantee is deemed a “specified employee” within the meaning of Section 409A of the Code, as determined by the Committee, at a time when the Grantee becomes eligible for settlement of the PSUs upon his “separation from service” within the meaning of Section 409A of the Code, then to the extent necessary to prevent any accelerated or additional tax under Section 409A of the Code, such settlement will be delayed until the earlier of: (a) the date that is six months following the Grantee’s separation from service and (b) the Grantee’s death.

7.3                Notwithstanding Section 7.1, in accordance with Section 14.5 of the Plan, the Committee may, but is not required to, prescribe rules pursuant to which the Grantee may elect to defer settlement of the PSUs. Any deferral election must be made in compliance with such rules and procedures as the Committee deems advisable.

8.              No Right to Continued Service. Neither the Plan nor this Award shall confer upon the Grantee any right to be retained in any position, as an Employee, Consultant or Director of the Company. Further, nothing in the Plan or this Award shall be construed to limit the discretion of the Company to terminate the Grantee’s Continuous Service at any time, with or without Cause.

9.              Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required, the PSUs shall be adjusted or terminated in any manner as contemplated by Section 11 of the Plan.

10.       Tax Liability and Withholding.

10.1         The Grantee shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation paid to the Grantee pursuant to the Plan, the amount of any required withholding taxes in respect of the PSUs and to take all such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding taxes. The Committee may permit the Grantee to satisfy any federal, state or local tax withholding obligation by any of the following means, or by a combination of such means:

(a)                tendering a cash payment.

(b)                authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable or deliverable to the Grantee as a result of the vesting of the PSUs; provided, however, that no shares of Common Stock shall be withheld with a value exceeding the minimum amount of tax required to be withheld by law.

(c)                 delivering to the Company previously owned and unencumbered shares of Common Stock.

10.2         Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or settlement of the PSUs or the subsequent sale of any shares; and (b) does not commit to structure the PSUs to reduce or eliminate the Grantee’s liability for Tax-Related Items.

11.       Compliance with Law. The issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and the Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. No shares of Common Stock shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.

12.       Notices. Any notice required to be delivered to the Company under this Award shall be in writing and addressed to the Secretary of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Grantee under this Award shall be in writing and addressed to the Grantee at the Grantee’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

13.       Governing Law. This Award will be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles.

14.       Interpretation. Any dispute regarding the interpretation of this Award shall be submitted by the Grantee or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Grantee and the Company.

15.       PSUs Subject to Plan. This Award is subject to the Plan as approved by the Company’s stockholders and as may thereafter be amended or modified in accordance with its terms. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

16.       Successors and Assigns. The Company may assign any of its rights under this Award. This Award will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Award will be binding upon the Grantee and the Grantee’s beneficiaries, executors, administrators and the person(s) to whom the PSUs may be transferred by will or the laws of descent or distribution.

17.       Severability. The invalidity or unenforceability of any provision of the Plan or this Award shall not affect the validity or enforceability of any other provision of the Plan or this Award, and each provision of the Plan and this Award shall be severable and enforceable to the extent permitted by law.

18.       Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the PSUs in this Award does not create any contractual right or other right to receive any PSUs or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Grantee’s employment with the Company.

19.       Delivery and Registration of Shares of Common Stock.  TCF Financial’s obligation to deliver shares of Common Stock hereunder shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Grantee or any other person to whom such shares of Common Stock are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), or any other federal, state, or local securities law or regulation.  It may be provided that any representation requirement shall become inoperative upon a registration of such shares of Common Stock or other action eliminating the necessity of such representation under the Securities Act or other securities law or regulation.  TCF Financial shall not be required to deliver any shares of Common Stock under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which the Common Stock may be listed, and (ii) the completion of such registration or other qualification of such Shares under state or federal law, rule, or regulation, as the Committee shall determine to be necessary or advisable.

20.       Amendment. The Committee has the right to amend, alter, suspend, discontinue or cancel the PSUs, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the Grantee’s material rights under this Award without the Grantee’s consent.

21.       Section 409A. This Award is intended to comply with Section 409A of the Code or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Award comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Grantee on account of non-compliance with Section 409A of the Code.

22.       No Impact on Other Benefits. The value of the Grantee’s PSUs is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

23.       Counterparts. This Award may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Award transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

24.       Acceptance. The Grantee hereby acknowledges receipt of a copy of the Plan and this Award. The Grantee has read and understands the terms and provisions thereof, and accepts the PSUs subject to all of the terms and conditions of the Plan and this Award. The Grantee acknowledges that there may be adverse tax consequences upon the vesting or settlement of the PSUs or disposition of the underlying shares and that the Grantee has been advised to consult a tax advisor prior to such vesting, settlement or disposition.

NON-SOLICITATION AND CONFIDENTIALITY AWARD

As a condition of accepting this Award of PSUs and in consideration of the opportunity to receive shares of stock, I, the undersigned Grantee, agree that for the duration of my employment with TCF Financial, TCF National Bank or any of their affiliated companies (“TCF”) and for a period of 12 months after my termination of employment, I will not solicit or attempt to solicit any of the customers of TCF or solicit or attempt to hire any current employees of TCF for any other bank, financial services company, lending company, leasing company or other corporation, person or other entity providing the same or similar products or services as provided by TCF.  I also agree that in the event of my termination of employment with TCF I will not remove any documents, customer information or other TCF proprietary materials from TCF premises, computers or otherwise without specific permission and will promptly return upon request any and all TCF-related documents, customer information or other TCF proprietary materials in my possession.  I understand this is a binding contractual Award which TCF may enforce in court and/or seek damages from me if it is violated, even if the PSUs awarded in this PSU Award never become vested.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Award as of the date first above written.

TCF FINANCIAL CORPORATION

By:
Name:
Title:

[EMPLOYEE NAME]

By:
Name: